Today’s Topics

What we have built and accomplished

Our model and strategic focus

Our focus on execution, alignment and profitability

Results – building out our core businesses while
building out our business lines

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties.  Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions.

Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling’s financial services and products may not occur; volatility in interest rates; and other risks and uncertainties.

Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.  Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.

Forward Looking Statement Disclosure

Non-GAAP Measurement

                  The following  discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc.

                The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling’s results of operations.  Comparison of Sterling’s efficiency ratio with that of other companies’ may not be appropriate, as they may calculate their ratio in a different manner. Sterling’s calculation of the efficiency ratio is computed by dividing non-interest expenses, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases.  Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation for comparable capital leases, which nets interest expense against interest income.  The efficiency ratio excludes unusual items, including gains on securities activities, interest collected on charged-off loans, etc.

                 Return on realized equity is a non-GAAP financial measure, as it is calculated by taking net income, divided by average shareholders equity,
excluding average other comprehensive income.   We believe the presentation of return on realized equity provides a reader with a better understanding of our financial performance based on economic transactions, as it excludes the impact of unrealized gains and losses on securities available for sale and derivatives used in cash flow hedges, which can fluctuate based on interest rate volatility.

                 Return on tangible equity (ROTE), as referred to in our presentation, is a non-GAAP financial measure that excludes the impacts of intangible assets and goodwill on net income and equity.  We show this ratio, compared to our reported return on realized equity ratio, to separate the impact of purchase accounting adjustments caused mostly by our recent acquisitions.

                 Sterling, in referring to its net income, is referring to income determined in conformity with U. S. generally accepted accounting principles (GAAP).

                 Although we believe that the above-mentioned non-GAAP financial measures enhance readers’ understanding of our business and performance, these non-GAAP measures should not be considered an alternative to GAAP.

                    In addition, depreciation on operating leases have been netted against non-interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

STERLING FINANCIAL CORPORATION

STERLING FINANCIAL CORPORATION
NASDAQ Listed [SLFI]
09:40:02
NASDAQ

Stock Symbol

SLFI

On Nasdaq Stock Market

Corporate Profile

Sterling Financial Corporation is a Diversified
Financial Services Company based in Lancaster,
Pennsylvania

Total assets of $3.0 billion

Investment assets under administration of $2.6
billion

Organized into two revenue groups – Banking
Services Group and Financial Services Group.

STERLING FINANCIAL CORPORATION

Historical Timeline for Sterling Financial Corporation

1987
- Sterling Financial Corporation formed as a bank holding company of First National Bank of Lancaster County and its subsidiary Town & Country Leasing
- First National Bank of Lancaster County name changed to Bank of Lancaster County, N. A.

1999
- First National Bank of North East joins Sterling Financial Corporation
- Lancaster Insurance Group, LLC, formed as Sterling Financial Corporation joint venture affiliate

2000
- Bank of Hanover and Trust Company joins Sterling Financial Corporation
- Bank of Lebanon County formed as Sterling Financial Corporation affiliate

2001
- Professional Services Group formed as Sterling Financial Corporation affiliate

2002
- Sterling Financial Trust Company formed from Bank of Lancaster County's wealth management group and Bank of Hanover's investment services group
- Equipment Finance LLC joins Sterling Financial Corporation
- Correspondent Services Group formed as Sterling Financial Corporation affiliate

2003
- PennSterling Bank formed as Sterling Financial Corporation affiliate
- Delaware Sterling Bank formed as Sterling Financial Corporation affiliate
- Sterling Financial Settlement Services, LLC, formed as Sterling Financial Corporation joint venture affiliate
- Church Capital Management, LLC, joins Sterling Financial Corporation
- Bainbridge Securities Inc. joins Sterling Financial Corporation

2004
- StoudtAdvisors, with CapRisk and the Lancaster Chamber Healthcare Plan, joins Sterling Financial Corporation
- Lancaster Insurance Group, LLC, becomes a wholly-owned subsidiary of Sterling Financial Corporation
- Pennsylvania State Bank joins Sterling Financial Corporation

2005
- Delaware Sterling Bank & Trust Company receives banking charter
- Infinity Investment Advisors acquired and becomes part of Church Capital Management

Growth Timeline

Who We Are

Sterling Banking Services Group affiliates provide a full range of traditional banking services:

Retail and business deposits

Consumer and commercial loans

Savings accounts and certificates of deposits

Credit and debit cards

ATMs and online banking

Cash management services

Merchant payment services

International services

Correspondent banking services

Who We Are

Sterling Financial Services Group affiliates provide:

Specialty commercial financing

Fleet and equipment leasing

Investment, trust and brokerage services

Insurance services and employee health
benefit brokerage  services

Human resources consulting

55.0%
45.0%
Banking Services Group
Financial Services Group

Net Income Contributions -
2005

Sterling -- Mergent Dividend Achiever for history of
consecutively increasing dividends.

Sterling -- “50 Fastest Growing Companies in Central
Pennsylvania” for the fourth consecutive year,

Sterling -- one of six 2005 Business of the Year finalists

Church Capital Management -- one of the top 20
regional money management firms

Bainbridge Securities – one of top 10 local investment
brokerage firms

Town & Country Leasing -- one of the top 100 national
leasing companies

Sterling Financial Settlement Services – one of top 10
title agencies in central Pennsylvania

Recognitions

Brad Scovill

Chief Revenue Officer

New
Alignment

Bev Wise Hill

Group Executive,

Financial Services
Group

Tom Sposito

Chief Banking Officer

STERLING FINANCIAL CORPORATION

Sterling's Presence

Markets
Town & Country Leasing (nationwide)
Equipment Finance

Legend of Offices
Bank of Hanover
Bank of Lancaster County
Bank of Lebanon County
Delaware Sterling Bank
First National Bank of North East
Pennsylvania State Bank
PennSterling
Retirement center branches
Church Capital Management
Bainbridge Securities
headquarters
Juniata
Schuylkill
Perry
Dauphin
Harrisburg
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
Adams
York
Delaware
PENNSYLVANIA
DELAWARE
New Castle
Wilmington
MARYLAND
NEW JERSEY
Carroll
Harford
Cecil
Frederick
Baltimore
Baltimore

In addition to Sterling Financial Corporation and Bank of Lancaster County, Lancaster is the headquarters for Equipment Finance, Town & Country Leasing, Sterling Financial Trust Company, Lancaster Insurance Group, StoudtAdvisors, Sterling Financial Settlement Services, Professional Services Group and Correspondent Services Group. Church Capital Management and Bainbridge Securities have their home offices in Yardley, Pa.

Where We Are Today

Our Mission

We are building a strong, broad based financial services
company, with integrity as our cornerstone and an
unwavering focus on our customers, employees,
shareholders, and communities.

Our people, who are the Sterling Financial Corporation,
will deliver solutions that provide superior results for our customers and our company.

Our Vision

At Sterling Financial Corporation…

               Employees are engaged.
                    Customers are valued.
                    Communities are supported.
                    Shareholders are rewarded.

                    Our business is about Making Money and
                    Having Fun while we do it!

Our Strategic Focus

Building a Strong, Broad-based Financial Services Company

Expanding into growth markets

Adding new companies, competencies and core
products

Following customer relationship management
model

Focusing on our people through employment
partnership

Support our communities

Make Money, Have Fun

Focus on Three Strategies

Customer

Customer Strategy

Shareholder

Shareholder Strategy

People

People Strategy

2002 and 2003 – building years
(products and platform)

2004, 2005 and Beyond – focus on
alignment and strategy execution

REVENUES DRIVE GROWTH

Growth Strategy

Centre
Union
Montour
Columbia
Luzerne
Monroe
Carbon
Snyder
Northumberland
Northampton
Schuylkill
Mifflin
Lehigh
Juniata
Blair
Perry
Dauphin
Lebanon
Berks
Huntingdon
Bucks
Montgomery
Cumberland
Bedford
Fulton
Franklin
Adams
York
Lancaster
Chester
Philadelphia
Delaware
Allegany
Washington
Garrett
Carroll
Cecil
New Castle
Harford
Frederick
Baltimore
Baltimore City
Kent
Howard
Montgomery
Queen Anne's
Kent
Anne Arundel
Caroline
Talbot
Prince George's
Sussex
Charles
Calvert
Dorchester
Wicomico
St. Mary's
Worcester
Somerset

High Performance Markets

Medium Performance Markets

Low Performance Markets

potential markets – a long term view

Looking Ahead

Growth

Core earnings attained through organic
growth

Acquisitions used to:

Expand geographically in selected markets

Enhance offerings in related financial services

Get great people

Growth

Sterling Acquisition Partner Must Be:

A strategic, cultural and philosophical fit

Successful company with assertive leaders

Management team that will use equity to buy into
Sterling, rather than create an exit strategy

Growth

How We Work With New Affiliates:

Retain management and position them to
continue to lead successful businesses

Leverage synergies across Sterling to enhance
success

Our Design for High Performance

People Strategy = providing leadership and development resulting in a highly engaged employee base (top employee engagement
ranking worldwide in 2004)

Customer Strategy = building broad and deep relationships with customers across our organization, with a significant focus on creating  positive customer experiences to retain customers
and build referrals (drives growth, revenue and performance)

Shareholder Strategy = creating value for investors through
dividend and stock price appreciation (18 years of consecutive dividend increases; total return on common stock of 63.5% over past three years as of March 31, 2006)

Our Design for High Performance

Building a diversified financial services
organization

Expansion in growing markets

A focus on our customers

A focus on our people

Earnings per share – 10 % or better

Return on average realized equity – 16 % or better

Efficiency ratio – 60% or lower

Key Metrics

Measurements – 2006 First Quarter

4.3%

9.4%

Diluted Earnings Per
Share Growth

58.6%

60.8%

Efficiency Ratio*

12.92%

13.88%

Return on Average
Realized Equity

Peers (median)

Sterling

Ratio

* See Non-GAAP measurement slide for efficiency ratio definition

PEER GROUP:  Fulton Financial Corp. (FULT), Susquehanna Bancshares, Inc. (SUSQ), First Commonwealth Corp. (FCF), F.N.B.
Corp. (FNB), National Penn Bancshares, Inc. (NPBC), Sun Bancorp, Inc. (SNBC), Harleysville National Corp. (HNBC), S&T Bancorp,
Inc. (STBA), Yardville National Bancorp (YANB), Sandy Spring Bancorp, Inc.(SASR), Community Banks, Inc. (CMTY) and Univest
Corp of Pennsylvania (UVSP).

2005 Financial Highlights

Year-end Assets (billions)…………….

Year-end Loans, net (billions)……….

Year-end Deposits (billions)………….

Net Income (millions)…………………..

Diluted earnings per share…..............

Fee Income / Total Revenue…………..

Return on Tangible Equity…………….

Efficiency Ratio………………………….

$       3.0

$       2.1

$       2.2

$     39.3

$     1.34

    27.8%

    20.6%

    61.0%

2005

2004

% Change

$       2.7

$       1.9

$       2.0

$     33.3

$     1.21

    27.1%

    18.2%

    61.3%

  8.1%

10.3%

10.5%

17.8%

10.7%

$0.83
$0.94
$1.08
$1.21
$1.34
2001
2002
2003
2004
2005

Annual Growth  In
Diluted Earnings Per Share

Year Ended December 31, 2005

Adjusted for 5-for-4 stock split on June 1, 2005.

Compounded Average Growth Rate (CAGR) – 12.7%

14.41%
14.47%
15.10%
15.00%
13.97%
2001
2002
2003
2004
2005

Return On Average Realized Equity *

2004 ROTE* – 18.2%                         2005 ROTE* – 20.6%

* See Non-GAAP measurement slide for definitions.

64.5%
60.2%
59.2%
61.3%
61.0%
2001
2002
2003
2004
2005

Efficiency Ratio *

* See Non-GAAP measurement slide for efficiency ratio definition.

                Efficiency ratio excluding purchase accounting:  2004  - 60.1%  and 2005  – 59.4%

$200
$175
$150
$125
$100
$75
$50
$25
$0
2001
2002
2003
2004
2005
Non Int Inc
Net Int Inc

Revenues *

*See Non-GAAP measurement slide for non-interest income definition.

27.3%

72.7%

24.6%

24.4%

27.1%

27.8%

75.4%

75.6%

72.9%

72.2%

(in millions)

Compounded
Average Growth
Rate (CAGR) –
18.4%

3.95%
4.38%
4.65%
4.83%
4.81%
2001
2002
2003
2004
2005

Net Interest Margin (FTE Basis)

15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
10.2%
5.0%
4.0%
11.9%
6.0%
4.0%
12.9%
10.0%
8.0%
Actual
Well Capitalized
Minimum
Leverage Ratio
Tier One Capital Ratio
Total Capital Ratio

Capital Ratios*

*as of September 30, 2005

$3.500
$3.000
$2.500
$2.000
$1.500
$1.000
$0.500
$0.000
$3.014
$2.752
2006
2005

2006 First Quarter
Financial Highlights

(in billions)

Total Assets*

9.5% growth

*As of March 31,

$3.000
$2.500
$2.000
$1.500
$1.000
$0.500
$0.000
$2.164
$1.955
2006
2005

$3.000
$2.500
$2.000
$1.500
$1.000
$0.500
$0.000
$2.275
$2.058
2006
2005

(in billions)

        (in billions)

Total Loans*

Total Deposits*

10.5% growth

10.7% growth

*As of March 31,

2006 First Quarter
Financial Highlights

$11.000
$10.000
$9.000
$8.000
$7.000
$6.000
$5.000
$4.000
$10.157
$9.279
2006
2005

$0.40
$0.30
$0.20
$0.10
$0.00
$0.35
$0.32
2006
2005

Net Income

(in millions)

Diluted Earnings Per Share

9.5% increase

9.4% increase

2006 First Quarter
Financial Highlights

14.50%
14.00%
13.50%
13.00%
12.50%
12.00%
13.88%
13.82%
2006
2005

70.0%
60.0%
50.0%
40.0%
60.8%
62.5%
2006
2005

Return on Average Realized Equity

Efficiency Ratio

2006 First Quarter
Financial Highlights

Asset Quality Ratios

ALLL / Total Loans

ALLL / NPL

NPL / Total Loans

Net Charge-Off Ratio

2000       2001       2002       2003       2004       2005

1.13%      1.01%      1.00%       0.98%      0 .99%      1.00%

192%       126%       111%        315%        417%       460%

0.59%      0.80%      0.90%       0.31%       0.24%      0.22%

0.08%      0.17%      0.08%       0.14%       0.10%      0.11%

December 31,

Sterling Financial Corporation
Value of 100 shares purchased 6/30/1987
(dividends reinvested)
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$ 37,154
$ 3,525
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006

Stock Performance  1987 -
2006

STERLING FINANCIAL CORPORATION

COMPARATIVE RETURNS

Page 1/ 6

Range 3/30/01 - 3/31/06 Period M Monthly 60 Mo. Period

	Securities	Crncy	Prc Appr	Total Ret	Difference	Annual Eq
1	SLFI US Equity	USD	104.34 %	134.79 %	41.08 %	18.59 %
2	CBNK Index	USD	71.95 %	93.71 %		14.12 %
3						

(* = No dividends or coupons)

150
100
50
0
-50
AUG01
FEB02
AUG02
FEB03
AUG03
FEB04
AUG04
FEB05
AUG05
FEB06
STERLING FINL
NASDAQ BANK INDEX

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2006 Bloomberg L.P.
G453-280-2 20-Apr-06 11:04:26

Building Shareholder
Value

Five-year, compounded average growth rate (CAGR) of 18.59 percent.

Sterling Financial
Nasdaq Bank Index
S & P 500
Total Return (%)
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Dec-05
Jan-06
Feb-06
Mar-06

Comparative Returns

Three-Year Stock Performance –
total return percentage

*as of March 31, 2006, when Sterling common stock closed at $21.84 per share –

a return of 11.01 for a total return of 11.01 percent for the first quarter

Sterling Financial Corporation………............

NASDAQ Bank Stock Index……………………

Russell Financial Services Index…………….

Russell 2000 Index………………………………

Dividend Yield…………………………….......................

  7.73%

11.96%

23.90%

25.93%

                   2.69%

One Year*

Three Years*

  63.50%

  59.81%

  93.84%

117.64%

*ending 03/31/06

Five Years*

  134.79%

     93.71%

   125.47%

     81.49%

Building Shareholder Value

Stock Liquidity

Institutional Ownership……………

Outstanding Shares…………..

Shares Traded Daily………………

Analysts Covering Sterling……………

2.70%

12,546,477

12,888

0

2000*

2002*

7.0%

16,923,069

20,280

2

*ending 12/31    **ending 03/31/06

2006**

14.73%

28,723,822

39,600

5

Why Own Sterling?

Sterling Financial Corporation has:

10% plus earnings per share growth annually

Consistent dividend growth

Enhanced liquidity of Sterling Financial Corporation
shares

Diverse business lines and revenue streams

Why Own Sterling?

Sterling Financial Corporation has:

High growth markets

Strong capital to fund growth

Excellent credit quality

Engaged employees

Experienced leadership

For Additional Information

Please visit our web site at:

www.sterlingfi.com